Supplement dated November 15, 2012
to Prospectus dated May 1, 2012 for
ProtectiveValues®
and
ProtectiveValues® Advantage
Issued By
Protective Life Insurance Company
Protective Variable Annuity Separate Account

This Supplement amends certain information contained in your variable annuity product Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Effective May 14, 2012, Protective Life ceased accepting additional Purchase Payments for a Contract that, together with any other Purchase Payment received in that same calendar month, exceeds $1,000.

If you established an automatic purchase payment plan for your Contract before May 14, 2012, you may continue to make additional Purchase Payments exceeding $1,000 per month through your payment plan.  If you establish a new automatic purchase payment plan on or after May 14, 2012, the amount of each monthly or quarterly periodic payment will be limited to $1,000.

In addition, effective May 14, 2012, we ceased accepting into any of the Contracts additional Purchase Payments funded by an exchange of another annuity contract or life insurance policy, or by transfers or rollovers regardless of the amount.

This $1,000 limitation does not apply to Purchase Payments made pursuant to salary reduction arrangements or regularly scheduled contributions to Contracts held in connection with Corporate and Self-Employed (“H.R. 10” and “Keogh”) Pension, Profit-Sharing Plans and Annuity Plans established under Sections 401(a) or 403(a) of the Internal Revenue Code  (the “Code”), Contracts  issued under Section 403(b) of the Code (i.e., tax sheltered annuities or “TSAs”), and Contracts held in connection with Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations established under Section 457 of the Code.

Also, effective  November 15, 2012,  the $1,000 limitation will not apply to Purchase Payments made to Contracts issued in connection with an individual retirement account or individual retirement annuity under Section 408 of the Code (“IRA”) or as a Roth IRA under Section 408A of the Code.  As noted, however, we will not accept any Purchase Payment into an IRA or Roth IRA, or any other Contract, that is funded by an exchange, transfer or rollover irrespective of the amount.